Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant


Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                             FirstBank Corp.
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              (Name of Registrant as Specified in Its Charter)

                             FirstBank Corp.
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                (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
              N/A
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(2)  Aggregate number of securities to which transactions applies:
              N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
              N/A
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(4)  Proposed maximum aggregate value of transaction:
              N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
              N/A
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(2)  Form, schedule or registration statement no.:
              N/A
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(3)  Filing party:
              N/A
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(4)  Date filed:
              N/A
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PAGE

                          June 15, 1999



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of FirstBank Corp. The meeting will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 21, 1999, at 2:00 p.m., local time. Effective July 1, 1997, the Company became the holding company for FirstBank Northwest.

     The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of BDO Seidman, LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares be represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                              Sincerely,

                              /s/ Clyde E. Conklin

                              Clyde E. Conklin
                              President and Chief Executive Officer

                              FIRSTBANK CORP.
                              920 MAIN STREET
                           LEWISTON, IDAHO 83501
                               (208) 746-9610
-----------------------------------------------------------------------------
                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held On July 21, 1999
-----------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FirstBank Corp. will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 21, 1999, at 2:00 p.m., local time, for the following purposes:

     (1)    To elect two directors to serve for a term of three years;

     (2) To approve a proposal to change the Company's state of incorporation from Delaware to Washington through a merger of the Company with a newly formed, wholly owned Washington subsidiary; and

     (3) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Stockholders of record at the close of business on June 2, 1999 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Larry K. Moxley

                              LARRY K. MOXLEY
                              Secretary


Lewiston, Idaho
June 15, 1999


IMPORTANT: The prompt return of proxies will save the company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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                              PROXY STATEMENT
                                    OF
                              FIRSTBANK CORP.
                              920 MAIN STREET
                           LEWISTON, IDAHO 83501
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                       ANNUAL MEETING OF STOCKHOLDERS

                               JULY 21, 1999
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of FirstBank Corp. ("Company"), the holding company for FirstBank Northwest ("Bank"), to be used at the Annual Meeting of Stockholders of the Company. The Annual Meeting will be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 21, 1999, at 2:00 p.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about June 15, 1999.

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                          VOTING AND PROXY PROCEDURE
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     Stockholders Entitled to Vote.  Stockholders of record as of the close of business on June 2, 1999 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of June 2, 1999, the Company had 1,801,059 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a stockholder of record attends the Annual Meeting, he or she may vote by ballot. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

     - FOR the election of the nominees for director; and

     - FOR approval of changing the Company's state of incorporation from Delaware to Washington.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Stockholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from the nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected. The approval of the change in the Company's state of incorporation from Delaware to Washington requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against the proposal.

     Revocation of a Proxy. Stockholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Bank's ESOP or 401(k) Profit Sharing Plan. If you are a participant in the FirstBank Northwest Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Bank's 401(k) Profit Sharing Plan, the proxy card represents a voting instruction to the trustees as to the number of shares in your plan account. Each participant in the ESOP and 401(k) Profit Sharing Plan may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of May 3, 1999, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at May 3, 1999.

                                       Number of Shares     Percent of Shares
Beneficial Owners of More Than 5%      Beneficially Owned   Outstanding
--------------------------------       ------------------   -----------------

Westport Asset Management, Inc.
253 Riverside Avenue
Westport, Connecticut  06880             173,200(1)              9.60%

FirstBank Northwest                      158,700                 8.00
Employee Stock Ownership Plan Trust

Ardsley Advisory Partners                100,000(2)              5.04
Philip J. Hempleman
646 Steamboat Road
Greenwich, Connecticut 06836

Acadia Fund I, L.P.                      107,762(3)              5.97
Acadia Fund I, L.L.C.
Miller & Jacobs Capital, L.L.C.
One Aldwyn Center
Villanova, Pennsylvania 19085
---------------
(1) Information concerning the shares owned by Westport Asset Management, Inc. was obtained from an amendment to Schedule 13G dated February 16, 1999.
(2) Information concerning the shares owned by Ardsley Advisory Partners and Mr. Hempleman as of December 31, 1998 was obtained from a Schedule 13G dated February 5, 1998. According to this filing, Ardsley Advisory Partners and Mr. Hempleman have shared voting and dispositive power with respect to these shares.
(3) Information concerning the shares owned by Acadia Fund I, L.P., Acadia Fund I, L.L.C. and Miller & Jacobs Capital, L.L.C. was obtained from an amended Schedule 13G dated January 14, 1999. According to this filing, Acadia Fund I, L.P. and Acadia Fund I, L.L.C. have sole voting and dispositive power with respect to 31,181 shares and Miller & Jacobs Capital, L.L.C. has sole voting power with respect to 14,219 shares and sole dispositive power with respect to 107,762 shares.

     The following table sets forth, as of May 3, 1999, information as to the shares of Common Stock beneficially owned by each director, by the executive officers named in the summary compensation table below and by all executive officers and directors of the Company as a group.

                                  Number of Shares          Percent of Shares
Name                            Beneficially Owned (1)       Outstanding
----                            ----------------------      -----------------

Robert S. Coleman, Sr.                    25,500                 *
Clyde E. Conklin                          44,303              2.46%
Steve R. Cox                              29,500              1.64
W. Dean Jurgens                           18,000              1.00
William J. Larson                          9,820                 *
James N. Marker                            6,700                 *
Larry K. Moxley                           53,132              2.95

All Executive Officers and
 Directors as a Group (10 persons)       232,678             12.92
----------------
 *   Less than 1% of shares outstanding.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Bank's ESOP, as to which the holders have voting power but not investment power, are included as follows:
     Mr. Conklin, 1,188 shares; Mr. Moxley, 1,173 shares; all executive officers and directors as a group, 4,187 shares.

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                   PROPOSAL 1 -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. One director will be elected at the Annual Meeting to serve for a three-year term, or until his successor has been elected and qualified. The nominees for election this year are James N. Marker and Robert S. Coleman, Sr. Messrs. Marker and Coleman are current members of the Board of Directors of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Marker and Coleman.

     The following table sets forth certain information regarding the nominees for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                                  Year First
                                                  Elected        Term to
    Name                   Age (1)                Director (2)   Expire
    ----                   ------                 -----------    -------
                          BOARD NOMINEES

James N. Marker               62                    1974           2002(3)
Robert S. Coleman, Sr.        72                    1978           2002(3)

                  DIRECTORS CONTINUING IN OFFICE

W. Dean Jurgens               67                    1969           2000
Clyde E. Conklin              48                    1997           2000
Steve R. Cox                  52                    1986           2000
William J. Larson             68                    1973           2001
Larry K. Moxley               48                    1997           2001

--------------
(1)  As of March 31, 1999.
(2)  Includes prior service on the Board of Directors of the Bank.
(3)  Assuming the individual is re-elected.

     The present principal occupation and other business experience during the last five years of the nominee for election and each director continuing in office is set forth below:

     James N. Marker is general manager and part owner of Idaho Truck Sales Co., Inc., a heavy duty truck dealership.

     Robert S. Coleman, Sr., a retired businessman, is the former President and co-owner of Coleman Oil, Co., a petroleum distributor.

     W. Dean Jurgens, a retired certified public accountant, is former President and co-owner of Jurgens & Co., P.A.

     Clyde E. Conklin, who joined the Bank in 1987, has served as the Chief Executive Officer of the Bank since February 1996 and as President and Chief Executive Officer of the Company since its formation in 1997. From September 1994 to February 1996, Mr. Conklin served as Senior Vice President - Lending. In 1993, Mr. Conklin became Vice President - Lending. Prior to that time, Mr. Conklin served as Agricultural Lending Manager.

     Steve R. Cox is the President and a stockholder of Randall, Blake & Cox, P.A., a law firm in Lewiston, Idaho, and is a non-practicing certified public accountant.

     William J. Larson is a partner in the Quality Inn and Convention Center in Clarkston, Washington and other various real estate development projects. Prior to 1993, he was a partner in Houser & Son, Inc., a livestock and farming operation.

     Larry K. Moxley, who joined the Bank in 1973, currently serves as Chief Financial Officer of the Bank, which position he has held since February 1996. Mr. Moxley has served as Executive Vice President, Chief Financial

Officer and Secretary of the Company since its formation in 1997. Mr. Moxley served as Senior Vice President - Finance from 1993 to February 1996 and as Vice President - Finance from 1984 to 1993.

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              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Bank conduct their business through meetings of the Boards and through their committees. During the year ended March 31, 1999, the Board of Directors of the Company held 15 meetings and the Board of Directors of the Bank held 22 meetings. No director of the Company or the Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     The Audit Committee, consisting of Directors Cox, Jurgens and Zenner, meets with the Bank's outside auditor to discuss the results of the annual audit and to identify and assign audit duties. The Audit Committee met two times during the fiscal year ended March 31, 1999.

     The Executive Committee, consisting of Directors Cox, Jurgens, Coleman, Conklin and Moxley, is responsible for specific orders of business for FirstBank Northwest that requires expedient action. The Executive Committee met two times during the fiscal year ended March 31, 1999.

     The Personnel Committee, consisting of the entire Bank Board of Directors, is responsible for determining compensation for all employees. The Personnel Committee met one time during the fiscal year ended March 31, 1999.

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                          DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Non-employee directors currently receive an annual retainer of $10,600. The Chairman of the Board receives an additional $6,000 annually. Directors of the Company who are also employees receive an annual retainer of $8,480.

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                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer and the Chief Financial Officer of the Company. No other executive officer of the Company or the Bank received salary and bonus in excess of $100,000 during the year ended March 31, 1999.

                                                Long-term Compensation
                  Annual Compensation                    Awards
                 ----------------------         ----------------------
                                                Restricted    Number                            All
Name and                                        Stock           of        Other Annual         Other
Position          Year  Salary($)   Bonus       Awards($)     Options(1)  Compensation(2)  Compensation($)
---------         ----  ---------   -----       ----------    ----------  ---------------  ----------------

Clyde E. Conklin  1999  $93,719   $49,280         249,798      24,000        $8,480         $12,556(3)
 President and    1998   89,570    44,000              --          --         6,360           7,246
 Chief Executive  1997   75,500    24,842              --          --            --           3,011
 Officer

Larry K. Moxley   1999  $90,000   $47,600         249,798      24,000        $8,480         $12,556(3)
 Executive Vice   1998   87,290    42,500              --          --         6,360           7,022
 President and    1997   72,499    24,842              --          --            --           2,920
 Chief Financial Officer

                                                         5

---------------
(1) Represents the value of restricted stock awards at September 4, 1998, the date of grant, pursuant to the MRDP. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock.
(2) Consists of directors fees. Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) Amounts reflect: for Mr. Conklin, ESOP contribution of $12,556; for Mr. Moxley, ESOP contribution of $12,556.

     Option Grants in Last Fiscal Year. The following table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended March 31, 1999.

                                        Individual Grants
                          ---------------------------------------------------
                                        Percent
                          Number of     of Total
                          Securities     Options
                          Underlying   Granted to     Exercise
                           Options     Employees in     Price     Expiration
       Name               Granted(1)   Fiscal Year      ($/sh)         Date
       ----              -----------   ------------   ---------   ----------
Clyde E. Conklin            24,000        14%          $15.81       09/04/08
Larry K. Moxley             24,000        14%           15.81       09/04/08

     Option Exercise/Value Table. The following information with respect to options exercised during the fiscal year ended March 31, 1999, and remaining unexercised at the end of the fiscal year, is presented for the named executive officers.


                                                      Number of
                                                   Securities Underlying          Value of Unexercised
                                                    Unexercised Options           In-the-Money Options
                          Shares                   at Fiscal Year End(#)          at Fiscal Year End($)
                        Acquired on   Value        ---------------------          ---------------------
   Name                 Exercise (#) Realized($)   Exercisable  Unexercisable    Exercisable  Unexercisable
   ----                 ------------ ----------    -----------  -------------    -----------  -------------
Clyde E. Conklin           --            --              --         24,000             --     $    --(1)
Larry K. Moxley            --            --              --         24,000             --     $    --

---------------
(1) The exercise price on the option grant date was $15.81.

Employment Agreements

     On July 1, 1997, the Company and the Bank (collectively, the "Employers") entered into three-year employment agreements with Mr. Conklin and Mr. Moxley. The base salary under the agreement for Messrs. Conklin and Moxley are currently $93,000 and $90,000 respectively, which amount is paid by the Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the agreements, the term of the agreements may be extended for an additional year. The agreements are terminable by the Employers at any time, or by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status, or upon the occurrence of certain events specified by federal regulations. In the event that an executive's employment is terminated without cause or upon the executive's voluntary termination following the occurrence of an event described in the preceding sentence, the Bank would be required to honor the terms of the agreement for a period of one year, including payment of current cash compensation and continuation of employee benefits.

     The employment agreements provides for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, the executive is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the agreement as having occurred when, among other things, (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The severance payment from the Employers will equal three times the executive's average annual compensation during the five-year period preceding the change in control. Such amount will be paid in a lump sum within ten business days following the termination of employment. Assuming that a change in control had occurred at March 31, 1999, Mr. Conklin and Mr. Moxley would be entitled to severance payments of approximately $380,798 and $403,731, respectively. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), states that severance payments which equal or exceed three times the base compensation of the individual for the most recently completed five taxable years are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The agreements restrict the executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if he voluntarily terminates employment, except in the event of a change in control.

Salary Continuation Agreements

     The Bank has entered into salary continuation agreements with Mr. Conklin and Mr. Moxley as an incentive to ensure their continued employment with the Bank and to provide an additional source of retirement income. Under the agreements, Messrs. Conklin and Moxley would receive lifetime benefits of $4,583 and $4,375 per month, respectively, upon retirement at or after attaining age 60. The monthly benefit would be reduced proportionately in accordance with a specified vesting schedule in the event of termination of employment prior to age 60. The agreements also provide for payment of a reduced benefit in the event of disability and a lump sum death benefit in the event of death while employed by the Bank. In the event of a change in control of the Bank, the agreements provide that the executive would be entitled to a lump sum payment based on his vested benefit when the change in control occurred. The Bank has purchased life insurance on Messrs. Conklin and Moxley to informally fund the Bank's obligations under the salary continuation agreement funded by a single premium annuity in 1995.

------------------------------------------------------------------------------
                            PROPOSAL 2
               REINCORPORATION IN THE STATE OF WASHINGTON
------------------------------------------------------------------------------

     For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Delaware to Washington (the "Reincorporation"). The Board of Directors has approved the Reincorporation, which would be accomplished by merging the Company with and into its newly formed Washington subsidiary, formed for the purpose of accomplishing the Reincorporation ("Washington Corporation"). The shareholders will be asked to approve the Reincorporation at the Annual Meeting.

     The sole factor in the Board of Directors' recommendation to reincorporate in Washington was that the Company's franchise fees will be substantially less in Washington than in Delaware. The Company expects to save approximately $27,390 annually on state franchise tax fees by reincorporating in Washington.

Plan of Merger

     The Company will be merged with and into the Washington Corporation pursuant to the terms of the proposed Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached as Exhibit A to this Proxy Statement. Upon the completion of the merger, the owner of each outstanding share of the Company's Common Stock will become stockholders of a company governed by Washington law. Each outstanding certificate representing a share or shares of the Company's Common Stock will continue to represent the same number of shares in the Washington Corporation (i.e., a certificate representing one share of the Company's common stock will then equal one share of the Washington corporation common stock). IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES.
The Company's Common Stock will continue to be traded on the Nasdaq National Market under the symbol "FBNW" subsequent to the merger.

     The Washington Corporation's Articles of Incorporation and Bylaws will be the Articles of Incorporation and Bylaws of the surviving corporation. The Washington Corporation's Articles of Incorporation are attached hereto as Exhibit B. The discussion contained in this Proxy Statement is qualified in its entirety by reference to Exhibits A and B.

Effect of Reincorporation and Merger

     The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Reincorporation and merger will not result in any change in the business, management, location of the Company's principal executive offices, assets, liabilities, net worth or accounting practices. Moreover, as noted above, the shares of Common Stock will continue to be publicly traded and reported on the Nasdaq National Market. The merger will not give rise to any appraisal or dissenters' rights.

Principal Differences in Corporate Charters

     The Washington Corporation's Articles of Incorporation differ from the Company's Certificate of Incorporation in certain technical aspects. Specific articles have been included so as to minimize differences in corporate governance before and after the Reincorporation. A majority vote requirement in the case of mergers is provided for (which is the same as the Delaware General Corporation Law ("DGCL") requirement for mergers). Although the Washington Corporation's Articles of Incorporation and the Company's Certificate of Incorporation contain similar language to the effect that a director will not be liable for monetary damages for conduct as a director to the full extent that each entity's respective state's law permits, the Washington Business Corporation Act ("WBCA") and the DGCL have different director and officer indemnification and director liability provisions. Various differences also exist between the Washington Corporation's Bylaws and the Company's Bylaws, but none of these provisions is expected to have a material effect on the Company's governance.

Certain Differences in Corporate Laws

     The DGCL currently governs the rights of the Company's shareholders. After the merger, the rights of shareholders will be governed by the WBCA. The following discussion summarizes certain significant differences between the provisions of the DGCL and the WBCA, as applicable to a public company.

     Amendment of Articles/Certificate of Incorporation. The WBCA authorizes a corporation's board of directors to make various changes of an administrative nature to its articles of incorporation including changes of corporate name, changes to the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares, and changes to or elimination of provisions with respect to par value of its stock. Other amendments to a corporation's articles of incorporation must be recommended to the shareholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances, it should make no recommendation, and must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment. Under the DGCL, all amendments to a corporation's certificate of incorporation require the approval of shareholders holding a majority of the voting power of the corporation unless a greater proportion is specified in the certificate of incorporation.

     Provisions Affecting Acquisitions and Business Combinations. The WBCA imposes restrictions on certain transactions between a corporation and certain significant shareholders. Chapter 23B.19 of the WBCA prohibits a "target corporation," with certain exceptions, from engaging in certain "significant business transactions" with an "Acquiring Person" who acquires 10% or more of the voting securities of a target corporation for a period of five years after such acquisition, unless the transaction or acquisition of shares is approved by a majority of the members of the target corporation's board of directors prior to the date of the acquisition. The prohibited transactions include, among others, merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the Acquiring Person, termination of 5% or more of the employees of the target corporation as a result of the Acquiring Person's acquisition of 10% or more of the shares, or allowing the Acquiring Person to receive any disproportionate benefit as a shareholder. After the five-year period during which significant business transactions are prohibited, a transaction may occur if certain "fair price" criteria are met. The holders of shares must receive a value per share at least equal to the higher of (i) within the last five years prior to the announcement of the significant business transaction, the highest per share price paid by the Acquiring Person at a time when it owned five percent or more of the target corporation (or, if higher, within the five-year period before the Acquiring Person became one) and (ii) the market value of the shares on the date a significant business transaction is announced, plus annual interest in either case. Target corporations include all publicly-traded domestic corporations, as well as foreign corporations that meet certain requirements. A corporation may not "opt out" of this statute.

     Delaware has enacted a business combination statute that is contained in
Section 203 of the DGCL providing that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested shareholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the time the person became an interested shareholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition time, either the business combination or the transaction that resulted in the person becoming an interested shareholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested shareholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66% of the outstanding voting stock not owned by the interested shareholder.

     For purposes of determining whether a person is the "owner" of 15% or more of a corporation's voting stock for purposes of Section 203, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested shareholder, (ii) certain transactions resulting in the issuance or transfer to the interested shareholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested shareholder, and (iv) receipt by the interested shareholder of the benefit (except proportionately as a shareholder) of any loans, advances, guarantees, pledges or other financial benefits.

     These restrictions placed on interested shareholders by Section 203 do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or
(ii) if the corporation, by action of its shareholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested shareholder at or prior to such adoption.

     Mergers, Acquisitions and Other Transactions. Under the WBCA, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless another proportion is specified in the articles of incorporation. The Washington Corporation's Articles of Incorporation provide that the corporate transactions specified above may be approved by a majority of the outstanding shares entitled to vote. Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

     Action Without a Meeting. Under the WBCA, shareholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon. The DGCL authorizes shareholder action without a meeting if consents are received from holders of a majority of the outstanding shares. The Company's Certificate of Incorporation, however, provides that shareholders may not take any action without a meeting. Although the Washington Corporation's Articles of Incorporation and Bylaws do not restrict the ability of shareholders to act by written consent, because such a consent must be signed by all holders of outstanding shares entitled to vote on the action, it is highly unlikely that any shareholder action would be taken by written consent.

     Class Voting. Under the WBCA, the articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class. The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

     Transactions With Officers or Directors. The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors; (ii) it is approved by the affirmative vote of a majority of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, a "qualified director" is one who does not have (a) a conflicting interest respecting the transaction or
(b) a familial, financial, professional or employment relationship with a second director who does have such a conflict and which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified Shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

     The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the shareholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders.

     Appraisal or Dissenters' Rights. Under the WBCA a shareholder is entitled to dissent from and, upon perfection of his or her appraisal right, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation's articles of incorporation that materially and adversely affect shareholder rights.

     Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights (i) if the shares of the corporation are listed on a national securities exchange, designated as a national market system security on an inter dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders (as long as in the merger the shareholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange or held of record by more than 2,000 shareholders) or (ii) if the corporation is the surviving corporation and no vote of its shareholders is required for the merger. Because the Company is listed on the Nasdaq National Market, shareholders currently would not have statutory appraisal rights under the DGCL in such mergers.

     Indemnification of Directors and Officers. Under the WBCA, if authorized by the articles of incorporation, a bylaw adopted or ratified by shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: (i) acts or omissions of a director or officer finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of a director or officer finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director or officer personally received a benefit in money, property or services to which the director or officer was not legally entitled. Unless limited by the corporation's articles of incorporation, Washington law requires indemnification if the director or officer is wholly successful on the merits of the action. Any indemnification of a director in a derivative action must be reported to shareholders in writing. The Washington Corporation's Articles of Incorporation provide that the Washington Corporation shall indemnify its directors and officers to the fullest extent not prohibited by law, including indemnification for payments in settlement of actions brought against a director or officer in the name of the corporation, commonly referred to as a derivative action.

     Under the DGCL, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation. Indemnification is required to the extent of a director's or officer's successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

     The Company has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933, as amended, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

      Filing Fees. Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $150,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. The Company is subject to an annual fee of approximately $27,390. Washington charges corporations incorporated in Washington nominal annual corporate license renewal fees, and does not impose any franchise tax fee.

Federal Income Tax Consequences

     In connection with the Reincorporation, Breyer & Associates PC, counsel to the Company, will issue an opinion to the effect that, for federal income tax purposes:

1. The merger of the Company with and into the Washington Corporation will qualify as a reorganization under section 368(a)(1) of the Internal Revenue Code of 1986, as amended;

2.   The Company will recognize no gain or loss as a result of the merger;

3. A shareholder of the Company will recognize no gain or loss upon the deemed exchange of shares of Company Common Stock for shares of the Washington Corporation common stock;

4. The aggregate basis of the shares of the Washington Corporation common stock deemed received by a shareholder as a result of the merger will equal the aggregate basis of the shares of Company Common Stock deemed exchanged therefor; and

5. The holding period of the shares of the Washington Corporation common stock deemed received by a shareholder in the merger will include the holding period of the shares of Company Common Stock deemed exchanged therefor, provided that such Company Common Stock is held as a capital asset by the shareholder at the Effective Time.

     The opinion of Breyer & Associates PC is subject to certain assumptions and qualifications and will be based upon the accuracy of certain representations contained in the officers' certificates delivered to Breyer & Associates PC by the parties to the Reincorporation in connection with the delivery of the tax opinion by Breyer & Associates PC. No ruling from the IRS will be applied for with respect to the federal income tax consequences of the Reincorporation. Thus, there can be no assurance that the IRS will agree with the conclusions set forth herein regarding the federal income tax consequences of the Reincorporation.

     The federal income tax discussion set forth above is based upon current law. Although this discussion is intended to cover the material federal income tax consequences of the Reincorporation, it may not address issues that are material to a shareholder because of his or her particular tax situation. It does not address foreign, state or local tax consequences. Shareholders may wish to consult with a tax advisor concerning the specific tax consequences of the Reincorporation, including the applicability and effect of federal, state, local and other tax laws.

Vote Required And Board Recommendation

     The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve the Reincorporation.

     The Board of Directors believes that the Reincorporation of the Company from Delaware to Washington is in the best interests of the Company and its shareholders and, consequently, recommends a vote "FOR" approval of the Reincorporation.

------------------------------------------------------------------------------
              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended March 31, 1999, that the following Forms 4 were properly filed but were filed after the due date with respect to its reporting officers, directors and greater than 10% stockholders: William J. Larson, one late filing; James N. Marker, four late filings; Robert S. Coleman, two late filings; Steve R. Cox, one late filing; Clyde E. Conklin, one late filing; Larry K. Moxley, one late filing; Dean W. Jurgens, four late filings; Douglas
R. Ax, three late filings; and Russell H. Zenner, one late filing. All transactions which were required to be filed during the fiscal year ended March 31, 1999 were filed, but were filed after the due date.

------------------------------------------------------------------------------
                        TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to the Bank's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Bank to its executive officers and directors was approximately $846,873 at March 31, 1999. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

------------------------------------------------------------------------------
                              AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has appointed BDO Seidman, LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending March 31, 2000. A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires.

------------------------------------------------------------------------------
                             OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                              MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company or the Bank may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's 1999 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on June 2, 1999. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended March 31, 1999, as filed with the Securities and Exchange Commission, will be furnished without charge to stockholders of record as of June 2, 1999 upon written request to Larry K. Moxley, Corporate Secretary, FirstBank Corp., 920 Main Street, Lewiston, Idaho 83501.

------------------------------------------------------------------------------
                            STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     Proposals of stockholders intended to be presented at the Company's Annual Meeting expected to be held in July 2000 must be received by the Company no later than March 17, 2000 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Company's Certificate of Incorporation provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a stockholder must deliver notice in writing of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to stockholders. As specified in the Certificate of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the stockholder in the proposal.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Larry K. Moxley

                             LARRY K. MOXLEY
                             Secretary

Lewiston, Idaho
June 15, 1999

                                       14
PAGE

                                                                 EXHIBIT A

                        AGREEMENT AND PLAN OF MERGER
                                  BETWEEN
               FIRSTBANK NW CORP. (a Washington Corporation)
                                    AND
                 FIRSTBANK CORP. (a Delaware Corporation)

     This Agreement and Plan of Merger (this "Agreement") is entered into this 18th day of March, 1999, by and between FirstBank NW Corp., a Washington corporation (the "Surviving Corporation"), and FirstBank Corp., a Delaware corporation ("FirstBank"). The Surviving Corporation and FirstBank are sometimes referred to jointly as the "Constituent Corporations."

                                 RECITALS

     A. Each of the Constituent Corporations is a corporation organized and existing under the laws of its respective state as indicated in the first paragraph of this Agreement.

     B. The shareholders and directors of each of the Constituent Corporations have deemed it advisable for the mutual benefit of the Constituent Corporations and their respective shareholders that FirstBank be merged into the Surviving Corporation pursuant to the provisions of the Washington Business Corporation Act, Title 23B of the Revised
Code of Washington and the Delaware General Corporation Law (the "Merger").

                                 AGREEMENT

     NOW, THEREFORE, in accordance with the laws of the states of Washington and Delaware, the Constituent Corporations agree that, subject to the following terms and conditions, (i) FirstBank shall be merged into the Surviving Corporation, (ii) the Surviving Corporation shall continue to be governed by the laws of the State of Washington, and (iii) the terms of the Merger, and the mode of carrying them into effect, shall be as follows:

     1.   ARTICLES OF SURVIVING CORPORATION

     The Articles of Incorporation of the Surviving Corporation as in effect prior to the Effective Time of the Merger shall constitute the"Articles" of the Surviving Corporation within the meaning of Section 23B.01.400(1) of the Washington Business Corporation Act and Section 104 of the Delaware General Corporation Law

     2.   APPOINTMENT OF AGENT FOR SERVICE OF PROCESS

     Pursuant to Section 252(d) of the Delaware General Corporation Law, the Surviving Corporation irrevocably appoints the Delaware Secretary of State to accept service of process in any proceeding to enforce against the Surviving Corporation any obligation of any Constituent Corporation as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger. The Delaware Secretary of State shall mail a copy of such process to FirstBank Corp., 920 Main Street, Lewiston, Idaho 83501.

     3.   CONVERSION OF SHARES

          3.1. FIRSTBANK SHARES. At the Effective Time of the Merger each outstanding share of the common stock of FirstBank shall automatically convert to one share of the Surviving Corporation. It will not be necessary for stockholders of FirstBank to exchange their existing stock certificates for stock certificates of the Surviving Corporation.

          3.2. SURVIVING CORPORATION SHARES. At the Effective Time of the Merger each outstanding share of the common stock of the Surviving Corporation shall be automatically canceled and returned to the status of authorized but unissued shares.

     4.   BYLAWS

     The Bylaws of the Surviving Corporation shall be the governing Bylaws.

     5.   DIRECTORS AND OFFICERS

     The directors and officers of FirstBank shall be the directors and officers of the Surviving Corporation.

     6.   EFFECT OF THE MERGER

     The effect of the Merger shall be as provided by the applicable provisions of the laws of Washington and Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time of the
Merger: the separate existence of FirstBank shall cease; the Surviving Corporation shall possess all assets and property of every description, and every interest therein, wherever located, and the rights, privileges, immunities, powers, franchises and authority, of a public as well as a private nature, of each of the Constituent Corporations; all obligations belonging to or due either of the Constituent Corporations shall be vested in, and become the obligations of, the Surviving Corporation without further act or deed; title to any real estate or any interest therein shall not revert or in any way be impaired by reason of the Merger; all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired; and the Surviving Corporation shall be liable for all the obligations of the Constituent Corporations and any claim existing, or action or proceeding pending, by or against either of the Constituent Corporations may be prosecuted to judgment with right of appeal, as if the Merger had not taken place. If at any time after the Effective Time of the Merger the Surviving Corporation shall consider it to be advisable that any further conveyances, agreements, documents, instruments and assurances of law or any other things are necessary or desirable to vest, perfect, confirm or record in the Surviving Corporation the title to any property, rights, privileges, powers and franchises of the Constituent Corporations or otherwise to carry out the provisions of this Agreement, the proper directors and officers of the Constituent Corporation last in office shall execute and deliver, upon the Surviving Corporation's request, any and all proper conveyances, agreements, documents, instruments and assurances of law, and do all things necessary or proper to vest, perfect or confirm title to such property, rights, privileges, powers and title to such property, rights, privileges, powers and franchises in the Surviving Corporation, and otherwise to carry out the provisions of this Agreement.

     7.   EFFECTIVE TIME OF THE MERGER

     As used in this Agreement, the "Effective Time of the Merger" shall mean the time at which executed counterparts of this Agreement or conformed copies thereof, together with duly executed Certificates or Articles of Merger have been duly filed by the Constituent Corporations in the office of the Washington Secretary of State pursuant to Section 23B.11.050 of the Washington Business Corporation Act and the Office of the Delaware Secretary of State pursuant to Section 252 of the Delaware General Corporation Law or at such time thereafter as is provided in such Certificates or Articles of Merger.

     8.   TERMINATION

     This Agreement may be terminated and the Merger abandoned by mutual consent of the directors of the Constituent Corporations at any time prior to the Effective Time of the Merger.

     9.   NO THIRD-PARTY BENEFICIARIES

     Except as otherwise specifically provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm or corporation, other than the Constituent Corporations and their respective shareholders, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Merger to be executed as of the date first above written.

                              FIRSTBANK NW CORP. (a Washington Corporation)



                              By:  /s/ Clyde E. Conklin
                                   --------------------------------------
                                   Clyde E. Conklin, President



ATTEST:  /s/ Larry E. Moxley
         --------------------------------
         Larry E. Moxley, Secretary


                              FIRSTBANK CORP. (a Delaware Corporation)




                              By:  /s/ Clyde E. Conklin
                                   --------------------------------------
                                   Clyde E. Conklin, President



ATTEST:  /s/ Larry E. Moxley
         --------------------------------
         Larry E. Moxley, Secretary

                                                                   EXHIBIT B
                         ARTICLES OF INCORPORATION
                                     OF
                             FIRSTBANK NW CORP.

     Pursuant to the provisions of Title 23B of the Revised Code of Washington ("RCW") (the Washington Business Corporation Act), the following shall constitute the Articles of Incorporation of FirstBank NW Corp., a Washington corporation:

     ARTICLE I. Name. The name of the corporation is FirstBank NW Corp. (the "corporation").

     ARTICLE II.    Duration.  The duration of the corporation is perpetual.

     ARTICLE III. Purpose and Powers. The nature of the business and the objects and purposes to be transacted, promoted or carried on by the corporation are to engage in the activities of a bank holding company and in any other lawful act or business for which corporations may be organized under the Washington Business Corporation Act (as now in existence or as may hereafter be amended, the "WBCA").

     ARTICLE IV.    Capital Stock.   A.  The total number of shares of all
classes of stock which the Corporation shall have authority to issue is 5,500,000 consisting of:

            1. 500,000 shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

            2. 5,000,000 shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

     B. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

     C.   1.   Notwithstanding any other provision of this Certificate, in no event shall any record owner of any outstanding common stock which is beneficially owned, directly or indirectly, by a person who, as of any record date for the determination of stockholders entitled to vote on any matter, beneficially owns in excess of 10% of the then-outstanding shares of common stock (the "Limit"), be entitled, or permitted to any vote in respect of the shares held in excess of the Limit, unless a majority of the Whole Board (as hereinafter defined) shall have by resolution granted in advance such entitlement or permission. The number of votes which may be cast by any record owner by virtue of the provisions hereof in respect of common stock beneficially owned by such person owning shares in excess of the Limit shall be a number equal to the total number of votes which a single record owner of all common stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of common stock beneficially owned by such person owning shares in excess of the Limit.

          2.   The following definitions shall apply to this Section C of this
Article VII.

               (a) "Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on the date of filing of this Certificate.

               (b) "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or provision thereto, pursuant to said Rule 13d-3 as in effect on the date of filing of this Certificate; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any common stock:

                    (i) which such person or any of its affiliates beneficially owns, directly or indirectly; or

                    (ii) which such person or any of its affiliates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of an agreement, contract, or other arrangement with this Corporation to effect any transaction which is described in any one or more of subparagraphs A(1)(a) through (h) of Article XIV or upon the exercise of conversion rights, exchange rights, warrants, or options or otherwise, or (B) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any voting shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such affiliate is otherwise deemed the beneficial owner); or

                      (iii) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this Corporation; and provided further, however, that (i) no director or officer of this Corporation (or any Affiliate of any such director or officer) shall, solely by reason of any or all of such directors of officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any common stock beneficially owned by any other such director or officer (or any Affiliate thereof), and (ii) neither any employee stock ownership or similar plan of this Corporation or any subsidiary of this Corporation, nor any trustee with respect thereto or any Affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for any purposes hereof, to beneficially own any common stock held under any such plan. For purposes of computing the percentage beneficial ownership of common stock of a person, the outstanding common stock shall include shares deemed owned by such person through application of this subsection but shall not include any other common stock which may be issuable by this Corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding common stock shall include only common stock then outstanding and shall not include any common stock which may be issuable by this Corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

               (c) A "person" shall mean any individual, firm, corporation, or other entity.

               (d) "Whole Board" shall mean the total number of directors which the Corporation would have if there were no vacancies on the board of directors.

          3. The board of directors shall have the power to construe and apply the provisions of this Section and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of common stock beneficially owned by any person, (ii) whether a person is an affiliate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provision of this Section to the given facts, or (v) any other matter relating to the applicability or effect of this Section.

          4. The board of directors shall have the right to demand that any person who is reasonably believed to beneficially own common stock in excess of the Limit (or holds of record common stock beneficially owned by any person in excess of the Limit) supply the Corporation with complete information as to
(i) the record owner(s) of all shares beneficially owned by such person who is reasonably believed to own shares in excess of the Limit, and (ii) any other factual matter relating to the applicability or effect of this section as may reasonably be required of such person.

          5. Except as otherwise provided by law or expressly provided in this Section C, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required, to the provisions of this Section C) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock.

          6. Any constructions, applications, or determinations made by the board of directors pursuant to this Section in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Corporation and its stockholders.

          7. In the event any provision (or portion thereof) of this Section C shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Section shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Corporation and its stockholders that each such remaining provision (or portion thereof) of this Section C remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including stockholders owning an amount of stock over the Limit, notwithstanding any such finding.

     ARTICLE V. Preemptive Rights. Holders of the capital stock of the corporation shall not be entitled to preemptive rights with respect to any shares of the corporation which may be issued.

     ARTICLE VI. Merger, Share Exchange, Sale of Assets and Dissolution. A merger, share exchange, sale of all or substantially all of the corporation's assets, or dissolution must be approved by the affirmative vote of holders of a majority of the outstanding shares entitled to vote thereon, or, if separate voting by voting groups is required, then by not less than the affirmative vote of the holders of a majority of the outstanding shares entitled to be cast by that voting group.

     ARTICLE VII.   Directors.

     A. Number. The number of directors of the corporation shall be such number, not less than 5 nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the corporation, voting separately as a class), as shall be provided from time to time in or in accordance with the Bylaws; provided, however, that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further, that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.

     B. Classified Board. The board of directors shall be divided into three groups, with each group containing one-third of the total number of directors, or as near as may be. The terms of the directors in the first group shall expire at the first annual shareholders' meeting following their election, the terms of the second group shall expire at the second shareholders' meeting following their election, and the terms of the third group shall expire at the third annual shareholders' meeting following their election. At each annual shareholders' meeting held thereafter, directors shall be chosen for a term of three years to succeed those whose terms expire.

     C. Vacancies. Vacancies in the board of directors of the corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified.

     ARTICLE VIII.  Removal of Directors.   Notwithstanding any other
provisions of these Articles of Incorporation or the corporation's Bylaws (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the corporation's Bylaws), any director or the entire Board of directors may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the total votes eligible to be cast at a legal meeting called expressly for such purpose. Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the corporation shall have the right, voting separately as a class, to elect one or more directors of the corporation, the preceding provisions of this Article VIII shall not apply with respect to the director or directors elected by such holders of preferred stock.

     ARTICLE IX. Registered Office and Agent. The registered office of the corporation shall be located at 920 Main Street, Lewiston, Idaho 83501. The initial registered agent of the corporation at such address shall be Clyde E. Conklin.

     ARTICLE X.     Notice for Shareholder Nominations and Proposals.

     A. Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of shareholders may be made by the board of directors of the corporation or by any shareholder of the corporation entitled to vote generally in the election of directors. In order for a shareholder of the corporation to make any such nominations and/or proposals, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the corporation not less than thirty days nor more than sixty days prior to any such meeting; provided, however, that if less than thirty-one days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders. Each such notice given by a shareholder with respect to nominations for election of directors shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominees, (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to Regulation 14A of the General Rules and Regulations of the Securities Exchange Act of 1934, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and (v) as to the shareholder giving such notice (a) his name and address as they appear on the corporation's books and (b) the class and number of shares of the corporation which are beneficially owned by such shareholder. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the corporation.

     B. Each such notice given by a shareholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business; (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder; and (iv) any material interest of the shareholder in such business. Notwithstanding anything in this Certificate to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

     C. The Chairman of the annual or special meeting of shareholders may, if the facts warrant, determine and declare to the meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if the Chairman should so determine, the Chairman shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the shareholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of shareholders for the purpose of considering such defective nomination or proposal.

     ARTICLE XI. Approval of Certain Business Combinations. The shareholder vote required to approve Business Combinations (as hereinafter defined) shall be as set forth in this section.

          A. (1) Except as otherwise expressly provided in this Article XI, the affirmative vote of the holders of (i) at least 80% of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately, the affirmative vote of the holders of at least 80% of the outstanding shares of each such class or series), and (ii) at least a majority of the outstanding shares entitled to vote thereon, not including shares deemed beneficially owned by a Related Person (as hereinafter defined), shall be required to authorize any of the following:

                    (a) any merger or consolidation of the corporation with or into a Related Person;

                    (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage, or any other security device, of all or any Substantial Part (as hereinafter defined) of the assets of the corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, to a Related Person;

                    (c) any merger or consolidation of a Related Person with or into the corporation or a subsidiary of the corporation;

                    (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the corporation or a subsidiary of the corporation;

                    (e) the issuance of any securities of the corporation or a subsidiary of the corporation to a Related Person;

                    (f) the acquisition by the corporation or a subsidiary of the corporation of any securities of a Related Person;

                    (g) any reclassification of the common stock of the corporation, or any recapitalization involving the common stock of the corporation; and

                    (h) any agreement, contract or other arrangement providing for any of the transactions described in this Article XI.

               (2) Such affirmative vote shall be required notwithstanding any other provision of these Articles of Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange which might otherwise permit a lesser vote or no vote.

               (3) The term "Business Combination" as used in this Article XI shall mean any transaction which is referred to in any one or more of subparagraphs (a) through (i) above.

          B. The provisions of Part A of this Article XI shall not be applicable to any particular Business Combination, which shall require only such affirmative vote as is required by any other provision of these Articles of

Incorporation, any provision of law, or any agreement with any regulatory agency or national securities exchange, if such particular Business Combination shall have been approved by two-thirds of the Continuing Directors (as hereinafter defined); provided, however, that such approval shall only be effective if obtained at a meeting at which a Continuing Director Quorum (as hereinafter defined) is present.

          C. For the purposes of this Article XI the following definitions apply:

               (1) The term "Related Person" shall mean and include (a) any individual, corporation, partnership or other person or entity which together with its "affiliates" (as that term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934), "beneficially owns" (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Act of 1934) in the aggregate 10% or more of the outstanding shares of the common stock of the corporation (excluding tax-qualified benefit plans of the corporation); and (b) any "affiliate" (as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of any such individual, corporation, partnership or other person or entity. Without limitation, any shares of the common stock of the corporation which any Related Person has the right to acquire pursuant to any agreement, or upon exercise or conversion rights, warrants or options, or otherwise, shall be deemed "beneficially owned" by such Related Person.

               (2) The term "Substantial Part" shall mean more than 25% of the total assets of the corporation as of the end of its most recent fiscal year prior to when the determination is made.

               (3) The term "Continuing Director" shall mean any member of the board of directors of the corporation who is unaffiliated with the Related Person and was a member of the board of directors prior to the time the Related Person became a Related Person, and any successor of a Continuing Director who is unaffiliated with the Related Person and is recommended to succeed a Continuing Director by a majority of Continuing Directors then on the board of directors.

               (4) The term "Continuing Director Quorum" shall mean two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

     ARTICLE XII. Evaluation of Business Combinations. In connection with the exercise of its judgment in determining what is in the best interests of the corporation and of the shareholders, when evaluating a Business Combination (as defined in Article XI) or a tender or exchange offer, the board of directors of the corporation, in addition to considering the adequacy of the amount to be paid in connection with any such transaction, shall consider all of the following factors and any other factors which it deems relevant: (i) the social and economic effects of the transaction on the corporation and its subsidiaries, employees, depositors, loan and other customers, creditors and other elements of the communities in which the corporation and its subsidiaries operate or are located; (ii) the business and financial condition and earnings prospects of the acquiring person or entity, including, but not limited to, debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition and other likely financial obligations of the acquiring person or entity and the possible effect of such conditions upon the corporation and its subsidiaries and the other elements of the communities in which the corporation and its subsidiaries operate or are located; and (iii) the competence, experience, and integrity of the acquiring person or entity and its or their management.

     ARTICLE XIII. Limitation of Directors' Liability. To the fullest extent permitted by the WBCA, a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director for acts or omissions that involve: (i) intentional misconduct by the director; (ii) a knowing violation of law by the director; (iii) conduct violating RCW Section 23B.08.310 (relating to unlawful distributions by the corporation); or (iv) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If the WBCA is amended in the future to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the full extent permitted by the WBCA, as so amended, without any requirement or further action by shareholders. An amendment or repeal of this Article XIII shall not adversely affect any right or protection of a director of the corporation existing at the time of such amendment or repeal.

     ARTICLE XIV. Indemnification. The corporation shall indemnify and advance expenses to its directors, officers, agents and employees as follows:

          A. Directors and Officers. In all circumstances and to the full extent permitted by the WBCA, the corporation shall indemnify any person who is or was a director, officer or agent of the corporation and who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (including an action by or in the right of the corporation), by reason of the fact that he is or was an agent of the corporation, against expenses, judgments, fines, and amounts paid in settlement and incurred by him in connection with such action, suit or proceeding. However, such indemnity shall not apply to: (a) acts or omissions of the director or officer finally adjudged to violate law; (b) conduct of the director or officer finally adjudged to violate RCW Section 23B.08.310 (relating to unlawful distributions by the corporation), or (c) any transaction with respect to which it was finally adjudged that such director and officer personally received a benefit in money, property, or services to which the director was not legally entitled. The corporation shall advance expenses incurred in a proceeding for such persons pursuant to the terms set forth in a separate directors' resolution or contract.

          B. Implementation. The board of directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve and amend from time to time such Bylaws, resolutions, contracts or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts, or further arrangements shall include, but not be limited to, implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

          C. Survival of Indemnification Rights. No amendment or repeal of this Article XIV shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

          D. Service for Other Entities. The indemnification and advancement of expenses provided under this Article XIV shall apply to directors, officers, employees, or agents of the corporation for both (a) service in such capacities for the corporation, and (b) service at the corporations's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise. A person is considered to be serving an employee benefit plan at the corporation's request if such person's duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan.

          E. Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against liability asserted against him and incurred by him in such capacity or arising out of his status as such, whether or not the corporation would have had the power to indemnify him against such liability under the provisions of this bylaw and the WBCA.

          F. Other Rights. The indemnification provided by this section shall not be deemed exclusive of any other right to which those indemnified may be entitled under any other bylaw, agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such an office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

     ARTICLE XV. Special Meeting of Shareholders. Special meetings of the stockholders of the corporation for any purpose or purposes may be called at any time by the board of directors of the corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the Bylaws of the corporation, include the power and authority to call such meetings, but such special meetings may not be called by any other person or persons.

     ARTICLE XVI. Repurchase of Shares. The corporation may from time to time, pursuant to authorization by the board of directors of the corporation and without action by the shareholders, purchase or otherwise acquire shares of any class, bonds, debentures, notes, scrip, warrants, obligations, evidences of indebtedness, or other securities of the corporation in such manner, upon such terms, and in such amounts as the board of directors shall determine; subject, however, to such limitations or restrictions, if any, as are contained in the express terms of any class of shares of the corporation outstanding at the time of the purchase or acquisition in question or as are imposed by law.

     ARTICLE XVII. Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the corporation is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the corporation by a majority vote of the board of directors. Notwithstanding any other provision of these Articles of Incorporation or the Bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law), the Bylaws shall not be adopted, repealed, altered, amended or rescinded by the shareholders of the corporation except by the vote of the holders of not less than 80% of the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

     ARTICLE XVIII. Amendment of Articles of Incorporation. The corporation reserves the right to repeal, alter, amend or rescind any provision contained in the Articles of Incorporation in the manner now or hereafter prescribed by law, and all rights conferred on shareholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VIII, X, XI, XII, XIII, XIV, XV, XVII and this Article XVIII of these Articles of Incorporation may not be repealed, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than 80% of the votes entitled to be cast by each separate voting group entitled to vote thereon, cast at a meeting of the shareholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

     ARTICLE XIX. Incorporator. The name and mailing address of the incorporator are Clyde E. Conklin, 920 Main Street, Lewiston, Idaho 83501.

                                    *   *   *

                              REVOCABLE PROXY
                              FIRSTBANK CORP.

                      ANNUAL MEETING OF STOCKHOLDERS
                               July 21, 1999

    The undersigned hereby appoints the entire Board of Directors of FirstBank Corp. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Quality Inn, 700 Port Drive, Clarkston, Washington, on Wednesday, July 21, 1999, at 2:00 p.m., local time, and at any and all adjournments thereof, as follows:

                                                              VOTE
                                                  FOR       WITHHELD
                                                  ---       --------

1.  The election as directors of the nominees    [ ]           [ ]
    listed below (except as marked to the
    contrary below).

    James N. Marker
    Robert S. Coleman, Sr.

    INSTRUCTIONS:  To withhold your vote
    for any individual nominee, write the
    nominee's name on the line below.

    ------------------------

    ------------------------

                                                   FOR     AGAINST   ABSTAIN
2.  To change the Company's state of               --      -------   -------
    incorporation from Delaware to
    Washington.                                    [ ]        [ ]       [ ]

3.  In their discretion, upon such other
    matters as may properly come before
    the meeting.


    The Board of Directors recommends a vote "FOR" the listed propositions.


This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the propositions stated. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

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
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement dated June 15, 1999 and the 1999 Annual Report to
Stockholders.



Dated:                       , 1999
      ----------------------






------------------------------         ---------------------------------
PRINT NAME OF STOCKHOLDER              PRINT NAME OF STOCKHOLDER





------------------------------         ---------------------------------
SIGNATURE OF STOCKHOLDER               SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.